UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

NextCure, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

NEXTCURE, INC.

2023 Annual Meeting to Be Held on June 22, 2023
Vote by June 21, 2023
11:59 PM ET



NextCure

NEXTCURE, INC.
9000 VIRGINIA MANOR ROAD
SUITE 200
BELTSVILLE, MD 20705

V12189-P89383

You invested in NEXTCURE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 22, 2023.**

Get informed before you vote

View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 8, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually During the Meeting*

June 22, 2023
10:00 AM ET

Virtually at:
www.virtualshareholdermeeting.com/NXTC2023

V1.1

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Voting Items Board Recommends V12190-P89383 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. 1. Election of three Class I Directors Nominees: 1c. Garry A. Nicholson 1a. Anne Borgman, M.D. 1b. John G. Houston, Ph.D. For For For For 2. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of NextCure, Inc. for the fiscal year ending December 31, 2023.